Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HMG/Courtland Properties, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maurice Wiener, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated in the Report.

/s/ Maurice Wiener
Principal Executive Officer
HMG/Courtland Properties, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HMG/Courtland Properties, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carlos Camarotti, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated in the Report.

/s/ Carlos Camarotti
Principal Financial Officer
HMG/Courtland Properties, Inc.